                                                                   EXHIBIT 10.01

                              AT HOME CORPORATION
                              425 Broadway Street
                            Redwood City, CA 94063



                                                                October 2, 1997,
                                                     as amended October 10, 1997

Cablevision Systems Corporation
CSC Parent Corporation
Comcast Corporation
Cox Enterprises, Inc.
Kleiner, Perkins, Caufield & Byers
Tele-Communications, Inc.

Dear Sirs:


     Reference is made to the term sheet (the "Term Sheet") attached hereto regarding, among other things, the issuance and sale of certain warrants to purchase Series A Common Stock of At Home Corporation ("@Home"), the execution and delivery of certain instruments relating to the @Home Master Distribution Agreement, and the waiver of certain rights under, and the amendment of certain provisions contained in, the Stockholders Agreement (as defined below). Unless the context requires otherwise, capitalized terms not defined in this letter agreement (this "Letter Agreement") or in the Term Sheet shall have the definitions ascribed to them in the Amended and Restated Stockholders' Agreement, dated as of July 16, 1997, among @Home, and Comcast Corporation ("Comcast"), Cox Enterprises, Inc. ("Cox"), Kleiner, Perkins, Caufield & Byers ("KPCB"), Tele-Communications, Inc. ("TCI"), and certain of their respective subsidiaries (the "Stockholders Agreement").



     The Term Sheet sets forth the agreements of the parties in respect of the transactions contemplated thereby. The parties intend that the covenants and agreements set forth in the Term Sheet will be superseded by definitive agreements and instruments which will contain provisions incorporating and expanding upon the agreements set forth therein, together with other provisions customary in the case of transactions of the type described therein, and such other provisions as are reasonable and appropriate in the context of the transactions contemplated hereby and thereby. Notwithstanding the foregoing, the parties expressly acknowledge and agree that this Letter Agreement (including the Term Sheet) constitutes a binding agreement among them, subject to the terms and conditions set forth in this Letter Agreement and the Term Sheet, until such definitive agreements are executed and delivered. If such definitive agreements are not executed and delivered within sixty (60) days from the date of this Letter Agreement, then this Letter Agreement and the Term Sheet (other than Section I thereof, to the extent incorporated in the Warrant Purchase Agreement) shall be deemed to be such definitive agreements commencing on the date hereof. Each party hereto agrees to use its commercially reasonable efforts to consummate the transactions contemplated by this Letter Agreement and the Term Sheet, and the completion of such definitive agreements.

     This Letter Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of law rules of such state. The parties hereto agree that irreparable damage would occur in the event any provision of the Letter Agreement or the Term Sheet was not performed in accordance with the terms hereof or thereof, and that the parties shall be entitled to specific performance (subject to the moving party sustaining the applicable burden necessary to obtain such relief including as to the inadequacy of money damages) of the terms hereof and thereof in addition to any other remedy at law or in equity.



     Each party hereto severally represents to each of the other parties hereto that this Letter Agreement has been duly authorized (subject, in the case of each of @Home, CSC Parent and CSC, to the receipt of approval of the transactions contemplated hereby by its Board of Directors), executed and delivered by such party and constitutes the legal, valid and binding obligation of such party and, to the extent applicable, the members of such party's Stockholder Group (or, in the case of Cablevision Systems Corporation ("CSC"), CSC and its Controlled Affiliates (the "CSC Stockholder Group," which term shall be deemed to include CSC Parent Corporation ("CSC Parent"), which entity is to become the parent corporation of CSC upon the merger (the "CSC Merger") of CSC Parent and CSC pursuant to the Contribution and Merger Agreement, dated as of June 6, 1997 (the "Contribution Agreement"), among TCI Communications, Inc. ("TCIC"), CSC, CSC Parent and CSC Merger Corporation)), enforceable against such party and the applicable members of its Stockholder Group (or the CSC Stockholder Group) in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors generally and by general principles of equity. (References herein to "CSC Parent" assume the consummation of the CSC Merger; in the event that such merger is not consummated or the Contribution Agreement is terminated, such references to CSC Parent shall be deemed to be references to CSC.)



     In addition, (i) @Home represents and warrants to CSC and CSC Parent that it has delivered to CSC (or, with respect to the letter agreement among @Home and the Cable Parents relating to @Work Remote, is delivering to CSC on or before the date of this amendment), true and complete copies of all agreements between @Home and any member of a Stockholder Group and (ii) TCI represents and warrants to CSC and CSC Parent that except for those agreements delivered to CSC by @Home in accordance with clause (i) above, as of the date hereof there are no agreements between a member of the TCI Stockholder Group, on the one hand, and a member of any other Stockholder Group, on the other, relating to @Home;

provided, however, that (x) for purposes of the representations and warranties
--------  -------
set forth in this sentence, the term "agreement" shall not include any .Com or Promotional Agreements or any Local Cable Operator Agreements, provided that such agreements were entered into in accordance with the terms of the Stockholders Agreement, the Master Distribution Agreement and/or the Fourth Amended and Restated Certificate of Incorporation of @Home (as applicable) and
(y) the parties acknowledge that @Home has not provided CSC with the letter agreement, dated August 22, 1997, among @Home and the Cable Parents regarding the @Work Remote service, which letter agreement shall be provided to CSC by @Home prior to the Effective Date (as defined below).

     Each of @Home and CSC agrees to promptly provide to the other reasonable access to its books, records, contracts and other information relating to its business, including, but not limited to, in the case of CSC, information concerning those of its contracts, agreements, arrangements, understandings, investments and businesses which may form a basis for exceptions from the full application to CSC of the Cable Parent Exclusivity Provisions. The parties acknowledge that CSC shall only be required to provide information pursuant to the foregoing which is reasonably related to the transactions contemplated hereby. Information relating to CSC's proposed exceptions to the Cable Parent Exclusivity Provisions shall be delivered to @Home by CSC promptly following the date of execution of this Letter Agreement by it, and in any event not less than one business day prior to the Effective Date (as defined below). Confidential information disclosed by @Home and CSC to each other shall be subject to the terms of the Non-Disclosure Agreement, dated as of July 24, 1996, between @Home and CSC.


     The parties agree that Section 4.6(a) of the Stockholders Agreement will be amended to change the reference to "two Stockholders" in the second line thereof to "three Stockholders".


     The parties agree that in the event the consideration received by TCI or its Controlled Affiliates in connection with the initial transfer of a Contributed System to CSC or CSC Parent consists in whole or in part of (a) assets constituting one or more cable television systems or (b) the ownership of securities of any entity that owns and operates one or more cable television systems (other than securities of CSC or CSC Parent), in either case which cable television system is a Controlled Affiliate of CSC or CSC Parent prior to such exchange (such cable television system so transferred to TCI or its Controlled Affiliates by CSC, CSC Parent or their Controlled Affiliates is referred to as an "Exchanged System"), which transfer or exchange results in any such Exchanged System becoming a Controlled Affiliate of TCI (an "Exchange"), then upon the consummation of such Exchange, a number of Contingent Warrants equal to (x) the number of Homes Passed of such Exchanged System as of September 30, 1997 multiplied by (y) two (subject to appropriate adjustments to give effect to any stock splits, reverse stock splits, stock dividends, recapitalizations and the like occurring after September 29, 1997) will be terminated and will not become exercisable.


     CSC represents and warrants to @Home that its certification letter to @Home, dated October 10, 1997, sets forth a true and complete list as of September 30, 1997 and as of the date of issuance of the Warrants, of those cable television systems of CSC, CSC Parent and their Controlled Affiliates that are subject to sale or other transfer agreements which may result in such cable television systems ceasing to be Controlled Affiliates of CSC or CSC Parent (the "Subject Systems"), together with the Homes Passed of such Subject Systems as of September 30, 1997.


     @Home covenants and agrees with CSC and CSC Parent that in the event that @Home undertakes prior to March 31, 1998 any sale or issuance of New Capital Stock with respect to which the CSC Stockholder Group has exercised its preemptive rights pursuant to Section 8.1 of the Stockholders Agreement, then @Home shall extend the period specified in Section 8.1(d) of the Stockholders Agreement in which the CSC Stockholder Group is required to consummate such purchase to 135 days following March 31, 1998.

  This Letter Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. Upon the execution of this Letter Agreement by a party hereto, this Letter Agreement and the Term Sheet shall be the valid, binding and enforceable agreement of such party as of the date first above written, notwithstanding the failure of the other parties to execute and deliver this Letter Agreement at such time; provided, however, that (i) the enforceability of this Letter
           --------  -------
Agreement and the Term Sheet as to each of @Home and CSC, CSC Parent and its Controlled Affiliates shall be subject to the condition subsequent that this Letter Agreement and the transactions contemplated hereby be approved by the Board of Directors of @Home and CSC, respectively, and (ii) this Letter Agreement and the Term Sheet shall terminate and cease to be of any force and effect in the event that (x) the requisite approvals of this Letter Agreement and the transactions contemplated hereby by the Boards of Directors of both @Home and CSC have not been obtained by 9:00 A.M., California time, on October 10, 1997, or (y) this Letter Agreement shall not have been executed and delivered by all of the parties hereto by 9:00 A.M., California time, on October 10, 1997 (the date of the last to occur of such Board approvals and execution and delivery is referred to as the "Effective Date"). If for whatever reason the Warrants have not been issued to CSC by 5:00 P.M., New York City time, on the Effective Date, then this Letter Agreement and the Term Sheet shall terminate. Termination of this Letter Agreement and the Term Sheet shall not affect the liability of any party hereto for its breach of this Letter Agreement or the Term Sheet occurring prior to such termination.


     Each of Comcast, Cox, KPCB and TCI acknowledges and agrees that their execution of this Letter Agreement shall constitute the consent of their respective Stockholder Affiliates listed in Schedule I hereto to the transactions contemplated by this Letter Agreement.


     If the foregoing is in accordance with your understanding please indicate your agreement by signing below, at which time this letter will constitute a binding agreement among us.



                                    Very truly yours,



                                    AT HOME CORPORATION



                                    By:_________________________________
                                       Name:     Thomas A. Jermoluk
                                       Title:    Chairman of the Board,
                                                 President and Chief
                                                 Executive Officer

Accepted and Agreed as of
the date first above written:


CABLEVISION SYSTEMS CORPORATION

By:____________________________________
   Name:
   Title:


CSC PARENT CORPORATION

By:____________________________________
   Name:
   Title:


COX ENTERPRISES, INC.

By:____________________________________
   Name:
   Title:


COMCAST CORPORATION

By:____________________________________
   Name:
   Title:


KLEINER PERKINS CAUFIELD & BYERS

By:____________________________________

   Name:
   Title:


TELE-COMMUNICATIONS, INC.

By:____________________________________
   Name:
   Title:

                              AT HOME CORPORATION



                                 TERM SHEET



I.  ISSUANCE AND SALE OF WARRANTS TO PURCHASE @HOME SERIES A COMMON STOCK
    ---------------------------------------------------------------------


     On the Effective Date, @Home will enter into a Warrant Purchase Agreement with CSC and CSC Parent in substantially the form attached hereto as Exhibit A pursuant to which @Home will issue and sell, and CSC and CSC Parent will purchase, on the Effective Date, warrants (the "Warrants") to purchase a number of shares of the Series A Common Stock of @Home equal to the product of (x) the number of Homes Passed of (1) CSC and CSC Parent and (2) the Contributed Systems (as defined below), in each case including their Controlled Affiliates and calculated as of September 30, 1997, and (y) two (subject to appropriate adjustments to give effect to any stock splits, reverse stock splits, stock dividends, recapitalizations and the like occurring after the date hereof and prior to the issuance of the Warrants). As used herein, the term "Contributed Systems" shall mean those cable television systems owned and operated by TCI and its Controlled Affiliates as of the date hereof which are to be transferred to CSC, CSC Parent or their Controlled Affiliates pursuant to the Contribution Agreement and certain other arrangements between CSC and TCI, which cable television systems are listed in a certification letter of TCI, dated October 9, 1997, as to the Homes Passed of the Contributed Systems. Warrants issued in respect of Homes Passed of the Contributed Systems shall be issued as "Contingent Warrants." The Contingent Warrants shall not be immediately exercisable, but shall become exercisable as and to the extent that any of the Contributed Systems to which such Contingent Warrants relate are transferred to CSC Parent, CSC or their Controlled Affiliates. In addition, upon the termination of any agreement providing for the transfer of Contributed Systems (other than by consummation thereof), the number of Contingent Warrants relating to the Contributed Systems subject to such terminated agreement shall terminate at such time. All Warrants and Contingent Warrants, whether or not then exercisable, shall terminate immediately following the close of business on the Warrant Termination Date.


     The aggregate purchase price for the Warrants shall be $1.00, payable in cash. The exercise price of the Warrants shall be $.50 per share, subject to appropriate adjustments to give effect to any stock splits, reverse stock splits, stock dividends, recapitalizations and the like occurring after the date hereof. The Warrants shall be immediately exercisable; provided, however, that
                                                        --------  -------
(i) any Contingent Warrants will not be immediately exercisable and will become exercisable as provided above and (ii) any such exercise shall be subject to the receipt of all necessary governmental consents or approvals or the expiration of any applicable waiting period under the HSR Act. All outstanding but unexercised Warrants will expire and cease to be exercisable on the fifth anniversary of the initial issuance of the Warrants (the "Warrant Termination Date"); provided, however, that in the event that CSC has been unable to
        --------  -------
exercise the Warrants prior to the Warrant Termination Date because of the failure to receive a governmental consent or approval or the failure of the waiting period under the HSR Act to have expired or have terminated (despite its and @Home's continuing use of commercially reasonable efforts to obtain such consent or approval or the expiration or termination of such waiting period), then CSC or CSC Parent, as the case may be, shall have the right to acquire upon exercise of any remaining Warrants on the Warrant Termination Date (other than any Contingent Warrants which are not then exercisable) shares of a class or series of non-voting, transferable, equity securities of @Home that are convertible at any time (subject to the prior receipt of any required governmental consents or approvals or the expiration or termination of any waiting period under the HSR Act) into the number of shares of Series A Common Stock that CSC or CSC Parent would have obtained upon exercise of the remaining Warrants (other than any such unexercisable Contingent Warrants) immediately prior thereto and upon payment of the aggregate exercise price that would have been so payable; and the parties hereto agree to take such steps as may be reasonably necessary to effect the creation, authorization and issuance of such securities (such securities and the Warrant Shares are collectively referred to as the "Warrant Securities").


II.  MASTER DISTRIBUTION AGREEMENT.
     -----------------------------


     CSC, CSC Parent, @Home and each Cable Parent will enter into an instrument (the "MDA Instrument") pursuant to which CSC and CSC Parent shall become parties to the Master Distribution Agreement and will become entitled to all rights, and subject to all obligations, thereunder, except as specifically provided herein. The MDA Instrument will provide that CSC (and any other Controlled Affiliate of CSC Parent which conducts the cable distribution business of CSC Parent) will be a "Cable Parent" and that CSC Parent will be a "Parent," in each case for all purposes of the Master Distribution Agreement, and shall have the rights, benefits and obligations of a "Cable Parent" and a "Parent," respectively, as provided therein and in the Local Cable Operator Agreement (the "LCO Agreement"), except to the extent a provision of the Master Distribution Agreement or the LCO Agreement refers to specific Cable Parents or Parents (including, but not limited to, Sections 8 and 10 of the Master Distribution Agreement and Section 4(c) of the LCO Agreement); provided, that if all of the
                                                  --------
cable distribution business conducted, directly or indirectly, by CSC is contributed to a subsidiary of CSC, then such subsidiary shall replace CSC as a "Cable Parent", and CSC or CSC Parent (whichever corporation is the parent entity of the CSC Stockholder Group) shall be a "Parent" for purposes of the Master Distribution Agreement. In addition, CSC (with respect to periods prior to the CSC Merger ) and CSC Parent (with respect to periods subsequent to the CSC Merger) shall provide the same undertakings and covenants as each of TCI, CEI and Comcast provided as a "Parent" pursuant to the Master Distribution Agreement (including, without limitation, under Section 17 thereof).



     For purposes of clarification, (i) CSC and CSC Parent shall be entitled to the benefits of the MFN (as defined in the Master Distribution Agreement) (including, but not limited to, the right to co-brand the @Home Services (as defined in the Master Distribution Agreement) with @Home) and roll-out priorities on the same basis as all other Cable Parents and (ii) neither CSC nor CSC Parent shall be entitled to (x) become a "High C" or a "Triggering Cable Parent" for purposes of Section 8 of the Master Distribution Agreement, (y) terminate the Cable Parent Exclusivity Provisions upon a TCI Change in Control or (z) terminate the Cable Parent Exclusivity Provisions as to itself prior to the earlier of (1) June 4, 2002 and (2) the date of the effectiveness of any change in law, statute, or regulation or the entering of any adverse judicial decision or injunction or other action, in each case which materially impairs the enforceability (in accordance with their respective terms) of any of the Cable Parent Exclusivity Provisions,

@Home Exclusivity Provisions, MFN Provisions or the Content Tag-Along Right (as each such term is defined in the Master Distribution Agreement). Notwithstanding the limitation of clauses (x) and (y) of clause (ii) above, in the event either CCI or Comcast Cable elects to terminate the Cable Parent Exclusivity Provisions pursuant to Sections 8 or 10 of the Master Distribution Agreement, or the Cable Parent Exclusivity Provisions are otherwise terminated (or become terminable) in accordance with their terms as to all other Cable Parents, such provisions may be terminated by CSC (with respect to itself) at the same time as such provisions terminate (or become terminable) as to the other Cable Parents; provided, however, that the Cable Parent Exclusivity Provisions shall not be
--------  -------
deemed terminable as a result of Comcast or CCI having the right to terminate the Cable Parent Exclusivity Provisions pursuant to Sections 8 or 10 of the Master Distribution Agreement until such time as Comcast or CCI, as the case may be, terminates the Cable Parent Exclusivity Provisions in accordance with the terms of said Sections 8 or 10. In addition, CSC and CSC Parent acknowledge and agree that notwithstanding their obtaining of rights on the same basis as the other Cable Parents (except as otherwise provided herein) under the Master Distribution Agreement, neither CSC nor CSC Parent shall be entitled to any rights equivalent to those granted to the Comcast Stockholder Group pursuant to
Section 6 of the Master Distribution Agreement and the exercise by Comcast of the Comcast Nonexclusive Right pursuant to said Section 6 shall not affect the obligations of CSC or CSC Parent or any other Cable Parent (other than the members of the Comcast Stockholder Group) under the Cable Parent Exclusivity Provisions.


     CSC and CSC Parent hereby acknowledge and agree that none of CSC, CSC Parent or any other member of the CSC Stockholder Group shall be an Either E Cable Parent for purposes of the making of the Required Either E Cable Parent Election pursuant to Section 4(c) of the LCO Agreement. In the event of a Required Either E Cable Parent Election (as defined in the LCO Agreement) to increase the revenue percentage split to @Home, the percentage split to @Home in all then existing LCO Agreements between @Home and CSC and its Controlled Affiliates shall not be increased on the date of the Required Either E Cable Parent Election (the "Split Change Date") but any LCO Agreements entered into by CSC and its Controlled Affiliates subsequent to the Split Change Date (including any subsequent renewals of LCO Agreements in effect on such date) shall be subject to and shall incorporate such increased percentage split. Each Cable Parent acknowledges and agrees that the application of the foregoing to CSC in respect of increases in the percentage split to @Home arising from a Required Either E Cable Parent Election shall not entitle such Cable Parent to assert its MFN rights with respect to the fact that such changed revenue split is not immediately applicable to CSC.


     The MDA Instrument shall have such other terms and provisions as the parties may agree, and CSC and CSC Parent shall be entitled to reasonable exceptions to the full application of the Cable Parent Exclusivity Provisions with respect to certain investments and activities as they currently have or are engaged in (on a basis substantially similar to that upon which the Cable Parents excluded such investments and activities in connection with the execution of the Term Sheet, dated June 4, 1996, among the parties thereto).

III.  REGISTRATION RIGHTS.
      -------------------


     The currently outstanding @Home Registration Rights Agreement shall be amended to provide CSC Parent with registration rights with respect to the shares of Series A Common Stock issuable upon exercise of the Warrants. CSC Parent shall be entitled to two (2) Demand Registrations (as defined therein) and other registration rights which are pari passu with those provided to TCI
                                        ---- -----
(other than the Special Registration Right (as defined therein)), Cox and
Comcast.


IV.  STOCKHOLDERS AGREEMENT AMENDMENT AND WAIVER.
     -------------------------------------------


     The parties will enter into an Amended and Restated Stockholders Agreement amending and restating the provisions of the existing Stockholders Agreement, as amended hereby.


1.  Waiver of Certain Provisions of the Stockholders Agreement.
    ----------------------------------------------------------

Pre-Emptive Rights:                 Each Eligible Stockholder waives (i) any
                                    rights under Article 8 of the Stockholders
                                    Agreement to receive any notice of the
                                    proposed issuance and sale by @Home of the Warrants or the Warrant Securities; (ii) any rights under Article 8 of the Stockholders
                                    Agreement to acquire from @Home a pro rata portion of the Warrants or the Warrant
                                    Securities and/or other securities of @Home sufficient to maintain its proportional interest in @Home after giving effect to the issuance of the Warrants; (iii) any rights to acquire "New Capital Stock" as defined in the Stockholders Agreement with respect to the issuance of the Warrants or the Warrants
                                    Securities; and (iv) any right of first
                                    refusal or other rights granted to it under the Stockholders Agreement applicable to the issuance of the Warrants or the Warrant
                                    Securities. The issuance of the Warrant
                                    Securities upon exercise of Warrants shall not result in any Stockholder becoming entitled to exercise any preemptive rights in respect thereof.


2.  Amendments to Stockholder Agreement.
    -----------------------------------

Addition of CSC                     In connection with their acquisition of the
Stockholder Group:                  Warrants from @Home, CSC Parent, CSC and the
                                    wholly owned subsidiary of CSC which holds the Warrants ("CSC Sub") would become parties to the Stockholders Agreement and would be entitled to all of the rights and benefits, and would be subject to all of the obligations, thereunder on the same basis as the Comcast Stockholder Group, the Cox
                                    Stockholder Group and the TCI Stockholder
                                    Group, except as otherwise specifically
                                    provided herein.

                                    Without limiting the generality of the
                                    foregoing, the parties acknowledge and agree that the following matters will be amended in connection with the consummation of the transactions contemplated hereby:


                                    (a)  The definition of "Company Securities"
                                         will be amended to provide that the
                                         Warrants (which, for purposes of this
                                         paragraph (a), shall be deemed to
                                         include any securities which were
                                         originally issued as Contingent
                                         Warrants which have, as of the
                                         applicable date of determination,
                                         become exercisable as a result of the
                                         transfer to CSC, CSC Parent or their
                                         Controlled Affiliates of the
                                         Contributed Systems with respect to
                                         which such Contingent Warrant related),
                                         the Warrant Securities and any CSC
                                         Contingent Securities (as defined
                                         below) will be deemed Company
                                         Securities notwithstanding the fact
                                         that the Warrant Securities issuable
                                         upon the exercise of the Warrants
                                         would, and the issuance of securities
                                         upon exercise of any CSC Contingent
                                         Securities may, require the payment of
                                         additional consideration; provided,
                                                                   --------
                                         however, that for purposes of any
                                         -------
                                         determination of CSC's proportionate
                                         equity ownership of @Home (e.g., for
                                         purposes of calculating the amount of
                                         New Capital Stock purchasable by CSC
                                         upon exercise of its preemptive rights,
                                         the number of shares with respect to
                                         which it is entitled to participate
                                         pursuant to the exercise of its Tag-
                                         Along Right or the number of shares it
                                         is entitled to purchase pursuant to the
                                         Right of First Offer), the CSC
                                         Contingent Securities will be deemed
                                         issued and outstanding Company
                                         Securities, subject to the following:



                                         (1)  Preemptive Rights.  Any
                                              -----------------
                                              securities which become
                                              purchasable by the CSC Stockholder
                                              Group (x) pursuant to the exercise
                                              of their preemptive rights and (y)
                                              which are based upon the ownership
                                              of CSC Contingent Securities by
                                              the CSC Stockholder Group, and
                                              which the CSC Stockholder Group
                                              elects to purchase, shall be
                                              issued to CSC Sub as contingent
                                              securities and shall not become
                                              vested or exercisable until the
                                              underlying CSC Contingent
                                              Securities become exercisable. As
                                              used herein, the term "CSC
                                              Contingent

                                              Securities" (i) means, (x) the
                                              Contingent Warrants and (y) any
                                              securities issuable to CSC on the
                                              basis of its ownership of
                                              Contingent Warrants, which, as of
                                              the date of determination, are, in
                                              the case of clauses (x) or (y),
                                              not then exercisable because the
                                              transfer to CSC or CSC Parent of
                                              the Contributed System in respect
                                              of which such Contingent Warrant
                                              or other security was originally
                                              issued has not then been
                                              completed, and (ii) includes any
                                              other securities issued or
                                              transferred to CSC or CSC Parent
                                              hereunder in respect of other "CSC
                                              Contingent Securities" which are
                                              similarly unexercisable or
                                              unvested pending completion of
                                              such a transfer. If the CSC
                                              Stockholder Group seeks to
                                              purchase less than the full amount
                                              of securities it could acquire as
                                              a result of the exercise of its
                                              preemptive rights, the securities
                                              so acquired shall be deemed to
                                              have been acquired in respect of
                                              securities of @Home owned by the
                                              CSC Stockholder Group that are not
                                              CSC Contingent Securities, up to
                                              the amount of securities that
                                              could have been acquired solely in
                                              respect of such securities (other
                                              than any CSC Contingent
                                              Securities). Upon the expiration
                                              or termination of any Contingent
                                              Warrants, CSC shall promptly give
                                              @Home notice of such expiration or
                                              termination and specify those CSC
                                              Contingent Securities, if any,
                                              which were issued to a member of
                                              CSC Stockholder Group in respect
                                              of such expired or terminated
                                              Contingent Warrants pursuant to
                                              the exercise of such pre-emptive
                                              rights, which notice shall also
                                              constitute an offer by the CSC
                                              Stockholder Group to sell up to
                                              such amount of such CSC Contingent
                                              Securities to @Home or its
                                              designee at a price equal to the
                                              amount the CSC Stockholder Group
                                              originally paid to @Home in the
                                              original purchase of the CSC
                                              Contingent Securities to be sold
                                              back to @Home, which offer shall
                                              remain open for a period of 60
                                              days following the delivery of
                                              such notice to @Home. @Home shall
                                              then promptly (and in any event
                                              not later than the fifth business
                                              day following its receipt of such
                                              offer notice) notify each
                                              Stockholder which purchased
                                              securities in the same transaction
                                              in which the CSC Stockholder Group
                                              purchased such CSC Contingent
                                              Securities of such expiration or
                                              termination, which notice will
                                              constitute an offer by @Home
                                              (subject to the consummation of
                                              its corresponding purchase of such
                                              securities from the CSC
                                              Stockholder Group) to sell to each
                                              such Stockholder up to its Pro
                                              Rata Share (as defined below) of
                                              such CSC Contingent Securities, at
                                              the same price at which @Home may
                                              purchase such securities from the
                                              CSC Stockholder Group. Upon a
                                              Stockholder's written acceptance
                                              of such offer (which acceptance
                                              shall be delivered to @Home within
                                              45 days of such Stockholder's
                                              receipt of such offer notice),
                                              @Home will accept the CSC
                                              Stockholder Group's offer with
                                              respect to a like number of
                                              securities and purchase such
                                              securities from the CSC
                                              Stockholder Group. @Home will then
                                              notify the CSC Stockholder Group
                                              within such 60 day period referred
                                              to above of the number of CSC
                                              Contingent Securities @Home will
                                              purchase from the CSC Stockholder
                                              Group, if any. @Home and such
                                              accepting Stockholder will then
                                              consummate the sale of such
                                              securities as promptly as
                                              practicable thereafter, and upon
                                              such consummation such securities
                                              shall be fully vested and
                                              exercisable. The foregoing
                                              purchases and sales shall be
                                              subject to the terms and
                                              conditions set forth in Section
                                              11.9 of the Stockholders
                                              Agreement. As used herein, a
                                              Stockholder's Pro Rata Share shall
                                              be an amount of Company Securities
                                              equal to the product of (x) the
                                              total number of CSC Contingent
                                              Securities that the CSC
                                              Stockholder Group is then required
                                              to offer to sell to @Home and (y)
                                              a fraction, the numerator of which
                                              is the number of Company
                                              Securities which such Eligible
                                              Stockholder offered to purchase in
                                              the original exercise of
                                              preemptive rights, and the
                                              denominator of which is the number
                                              of Company Securities which all
                                              Eligible Stockholders (other than
                                              the members of the CSC Stockholder
                                              Group) requested to
                                              purchase in such original exercise
                                              of preemptive rights.



                                         (2)  Purchase or Sale of Company
                                              ---------------------------
                                              Securities Pursuant to the Tag-
                                              ------------------------------
                                              Along Right, Drag-Along Right or
                                              --------------------------------
                                              Right of First Offer. In the event
                                              --------------------
                                              the CSC Stockholder Group (a)
                                              becomes (i) entitled to sell any
                                              Company Securities pursuant to its
                                              exercise of the Tag-Along Right,
                                              or (ii) obligated to sell pursuant
                                              to the Drag-Along Right, or (b)
                                              proposes to transfer Company
                                              Securities in a transaction which
                                              is subject to the other
                                              Stockholders' Right of First Offer
                                              (any such transaction, a "Sale
                                              Transaction"), it shall be
                                              entitled to include the securities
                                              of @Home which it owns, including
                                              its Warrants and CSC Contingent
                                              Securities, on the same pro rata
                                              basis as the other Stockholders
                                              are entitled to include their
                                              Company Securities, in any such
                                              sale; provided, that any agreement
                                                    --------
                                              in respect of such sale will
                                              provide that in the event any CSC
                                              Contingent Securities terminate or
                                              expire prior to such securities
                                              becoming vested or exercisable,
                                              the CSC Stockholder Group shall be
                                              required to return to the buyer
                                              thereof (including any ROFO
                                              Electing Stockholder) the
                                              consideration received by it in
                                              respect of such CSC Contingent
                                              Securities and the Stockholders
                                              selling securities in such
                                              transaction and the buyer shall
                                              enter into reasonable arrangements
                                              designed to assure that the buyer
                                              will have the right to acquire
                                              from such Stockholders the same
                                              amount of Company Securities that
                                              were covered by such terminated or
                                              expired CSC Contingent Securities
                                              for an aggregate consideration
                                              equal to the consideration
                                              returned to the CSC Stockholder
                                              Group. If the CSC Stockholder
                                              Group seeks to sell less than the
                                              full amount of securities it could
                                              sell in such Sale Transaction, the
                                              securities so sold shall be deemed
                                              to have been sold
                                              in respect of its securities of
                                              @Home owned by the CSC Stockholder
                                              Group that are not CSC Contingent
                                              Securities, up to the amount of
                                              securities that could have been
                                              sold solely in respect of such
                                              securities other than CSC
                                              Contingent Securities.



                                              In the event that the CSC
                                              Stockholder Group purchases
                                              Company Securities from another
                                              Stockholder Group pursuant to its
                                              exercise of the Right of First
                                              Offer and its participation in
                                              such purchase was based, in part,
                                              on the CSC Stockholder Group's
                                              ownership of CSC Contingent
                                              Securities and any CSC Contingent
                                              Securities are later terminated or
                                              expire prior to such securities
                                              becoming vested or exercisable,
                                              the CSC Stockholder Group shall be
                                              required to offer to sell, at the
                                              same price or other consideration
                                              as the CSC Stockholder Group
                                              originally paid in respect of such
                                              Company Securities so purchased,
                                              to each other Stockholder which
                                              purchased Company Securities in
                                              such transaction a number of
                                              Company Securities equal to the
                                              product of (x) a fraction, the
                                              numerator of which is the number
                                              of Company Securities such
                                              Stockholder offered to purchase in
                                              such original transaction and the
                                              denominator of which is the number
                                              of Company Securities offered to
                                              be purchased by all Stockholders
                                              (other than the members of the CSC
                                              Stockholder Group) in such
                                              original transaction and (y) the
                                              difference between (i) the number
                                              of Company Securities purchased by
                                              the CSC Stockholder Group and (ii)
                                              the number of Company Securities
                                              the CSC Stockholder Group would
                                              have been entitled to purchase had
                                              the CSC Contingent Securities
                                              which terminated or expired not
                                              been included in its ownership of
                                              Company Securities at the time the
                                              amount purchasable by it was
                                              determined. In this regard, if the
                                              CSC Stockholder Group seeks to
                                              purchase less than the full amount
                                              of securities it could purchase
                                              pursuant to such Right of First
                                              Offer, the securities so purchased
                                              by it shall be deemed to have been
                                              purchased in respect of its
                                              securities of @Home owned by the
                                              CSC Stockholder Group that are not
                                              CSC Contingent Securities up to
                                              the amount of securities that
                                              could have been purchased
                                              solely in respect of such
                                              securities other than CSC
                                              Contingent Securities.



                                              In addition, appropriate changes
                                              to reflect the foregoing concepts
                                              will be made where reasonably
                                              necessary in the Stockholders
                                              Agreement, including but not
                                              limited to, in the definition of
                                              "Attributable Shares."



                                    (b)  The CSC Stockholder Group will be added
                                         to the definition of Eligible
                                         Stockholder Amount and will have an
                                         initial Eligible Stockholder Amount
                                         equal to 25% of the number of shares of
                                         Series A Common Stock subject to
                                         issuance upon exercise of the Warrants
                                         other than Contingent Warrants, with
                                         such amount to be adjusted from time to
                                         time to reflect the vesting of
                                         Contingent Warrants, and
                                         notwithstanding in each case that the
                                         exercise price of the Warrants has not
                                         been paid.



                                    (c)  CSC Sub shall be deemed an "Exclusive
                                         Stockholder" so long as CSC or CSC
                                         Parent remains in compliance with the
                                         Cable Parent Exclusivity Provisions
                                         from and after the date hereof.



                                    (d)  Appropriate changes and additions will
                                         be made to the definitions of "Cable
                                         Parent," "Parent," "Stockholder,"
                                         "Stockholder Group" and "CSC
                                         Stockholder Group" together with such
                                         other changes as are necessary or
                                         appropriate in light of CSC, CSC Parent
                                         and their Controlled Affiliates being
                                         parties to the Stockholder Agreement on
                                         the basis set forth herein.



Transfer Provisions:                The Warrants and the Warrant Securities
                                    (which shall be deemed "Company Securities" for purposes of the Stockholders Agreement) issued to the CSC Stockholder Group shall be subject in all respects to the Transfer restrictions set forth in Article 4 of the Stockholders Agreement and CSC Sub shall be a Stockholder thereunder and shall have full rights in accordance therewith (as modified hereby with respect to its rights in respect of Contingent Warrants) to purchase Company
                                    Securities from another Stockholder Group pursuant to Section 4.3 and 4.4 thereof.
                                    Notwithstanding the foregoing, in the event that CSC is unable to exercise all of the Warrants for Series A Common Stock and exercises Warrants on the Warrant
                                    Termination Date for
                                    other securities as provided above, CSC
                                    shall be entitled to exercise such Warrants and sell such Warrant Securities (and any underlying securities) issued in respect thereof in a registered public offering having wide distribution, without compliance with the provisions of Section 4.3 or 4.4 of the Stockholders Agreement, during the six-month period following the Warrant
                                    Termination Date.


Board Representation:               During the period subsequent to the @Home
                                    Board's approval of the Letter Agreement and the Warrant Closing, @Home shall cause one person designated by CSC to be permitted to attend (only as an observer) meetings of @Home's Board of Directors, subject to agreements to maintain confidential information, the right of the Board to exclude the observer from attorney-client privileged portions of meetings and the observer's compliance with @Home's policies with respect to insider trading. Each
                                    Stockholder and @Home will agree (i) to take such commercially reasonable actions as are required to cause to be appointed to the Board of @Home (as an Additional Director
                                    (as defined in the Charter)) one person
                                    designated by CSC Parent (the "CSC
                                    Designee") upon receipt from CSC following the issuance of the Warrants of a written notice that it wishes to have a CSC Designee so appointed and that such appointment does not violate any applicable federal laws and
                                    (ii) thereafter to vote those voting
                                    securities beneficially owned by it in favor of the election of the CSC Designee for so long as CSC Parent beneficially owns at least 5,000,000 shares of Common Stock, subject to appropriate adjustments to give effect to any stock splits, reverse stock splits, stock dividends, recapitalizations and the like occurring after the date hereof
                                    (the "CSC Stock Amount"), but only if CSC has not indicated its wish to cease to have a CSC Designee serve on the Board of @Home.
                                    The provisions of Section 3.4(b) of the
                                    Stockholders Agreement will be applicable to CSC Parent with respect to the CSC Designee in the event that CSC Parent ceases to beneficially own the CSC Stock Amount. CSC and CSC Parent hereby acknowledge and agree that (a) CSC shall not be entitled under the Letter Agreement and Term Sheet to designate or appoint any Person as a Series B Common
                                    Stock Director of @Home, (b) the right of CSC to designate an observer to the Board of @Home shall terminate upon the initial appointment of the CSC Designee to the Board of @Home and (c) CSC's right to a Board observer and to have the CSC Designee appointed or elected to the @Home Board as an Additional Director shall be in lieu of any right CSC or CSC Parent may have under the Letter

                                    Agreement and Term Sheet (as a Stockholder
                                    entitled to the same rights and subject to
                                    the same obligations as each of Comcast, Cox
                                    and TCI under the Stockholders Agreement,
                                    except as provided herein) to elect, appoint
                                    or designate any Person to be a Series B
                                    Common Stock Director. Each of TCI and CSC
                                    hereby represents and warrants (individually
                                    and not jointly) to each of Cox, Comcast and
                                    KPCB that, as of the date hereof, there does
                                    not exist any binding agreement between TCI
                                    and its Controlled Affiliates, on the one
                                    hand, and CSC and its Controlled Affiliates,
                                    on the other, which obligates TCI to elect
                                    or appoint to the Board of Directors of
                                    @Home any officer, director or employee of
                                    CSC or its Controlled Affiliates as a Series
                                    B Common Stock Director; provided, however,
                                                             -----------------
                                    that nothing herein contained shall be
                                    deemed to restrict, limit or otherwise
                                    encumber, directly or indirectly, the right of TCI to elect or appoint as its Stockholder Designees in accordance with
                                    Section 3.3 of the Stockholders Agreement such Persons as it shall determine in its sole discretion, and TCI hereby reserves the right, in its sole discretion and without consultation with any other Stockholder Group, to designate as its Stockholder Designees and to appoint or elect as Series B Common Stock Directors (but subject to the provisions of Section 3.3 of the Stockholders Agreement) such Persons as it shall determine and to enter into agreements with CSC or any other entity with respect to the same.


Deemed Transfer:                    The provisions of Article 5 of the
                                    Stockholders Agreement will be amended to provide that (i) as and to the extent
                                    Contributed Systems are transferred from the TCI Stockholder Group to the CSC Stockholder
                                    Group, the number of Base Homes Passed of TCI and its Controlled Affiliates shall be reduced by the number of Homes Passed of such Contributed Systems (the "Contributed
                                    Homes Passed") and (ii) the number of Base
                                    Homes Passed of CSC, CSC Parent and their
                                    Controlled Affiliates will be equal to the number of Homes Passed of CSC and its Controlled Affiliates used for purposes of the determination of the number of Warrants
                                    (other than the Contingent Warrants)
                                    issuable to CSC Sub, which number shall be increased from time to time upon any transfer of Contributed Systems to CSC, CSC
                                    Parent or their Controlled Affiliates. For purposes of Article V, the "Total Shares" of CSC Sub shall be the number of shares issuable upon exercise of the Warrants issuable to it pursuant to the Warrant
                                    Purchase Agreement (including Contingent
                                    Warrants), as reduced from time to time as necessary to reflect the termination of Contingent Warrants occurring upon the termination of agreements or arrangements providing for the transfer of Contributed Systems. Such amendment will effect corresponding changes to Schedule II to the Stockholders
                                    Agreement.


Controlled Affiliates:              For purposes of the Stockholders Agreement,
                                    the Master Distribution Agreement, the MDA
                                    Instrument, the Registration Rights
                                    Agreement and the LCO Agreement, no member of the CSC Stockholder Group shall be deemed to be a Controlled Affiliate of TCI or any member of the TCI Stockholder Group.


Covenant of Stockholders:           In the event that the exercise of the
                                    Warrants requires the approval of the
                                    stockholders of @Home, each of @Home,
                                    Comcast, Cox, KPCB and TCI agrees that such approval shall be deemed an action required to be taken pursuant to the Stockholders
                                    Agreement and that each such person shall take the actions required of it pursuant to
                                    Section 3.1 of the Stockholders Agreement in order to obtain any such approval.


Other: Without limitation of the foregoing, CSC and CSC Parent shall be entitled to (and shall be obligated with respect to) the preemptive rights under Article 8, the Rights of First Offer under Sections 4.3 and 4.4, the Tag Along Rights under Section 4.5, the Drag-Along Rights under Section 4.6 and the Deemed Transfer provisions of Article V of the Stockholders Agreement, in each case on the same basis as the other Stockholder Groups and to the extent required by the terms of such provision, except as otherwise provided herein.

                                   Exhibit A



                     [Form of Warrant Purchase Agreement]

                                 SCHEDULE I
                                 ----------



                            STOCKHOLDER AFFILIATES
                            ----------------------



TCI
---
TCI Internet Services, Inc.
TCI Communications, Inc.
TCI Cable Investments Inc.
TCI.NET, Inc.


KPCB
----
KPCB Information Sciences Zaibatsu Fund II
Kleiner, Perkins, Caufield & Byers VII
James Clark


Comcast
-------
Comcast Cable Communications, Inc.
Comcast On-line Communications, Inc.



Cox
---
Cox Communications, Inc.